EXHIBIT 28(e) 15 UNDER FORM N-1A

EXHIBIT 1 UNDER ITEM 601/REG. S-K

Exhibit HH

to the

Distributor’s Contract

Money Market Obligations Trust

Federated Trust for U.S. Treasury Obligations

Cash Series Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated the 1st day of March, 1994, between Money Market Obligations Trust and Federated Securities Corp. with respect to the Shares of the Fund set forth above.

1. The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Classes (the “Shares”). Pursuant to this appointment, FSC is authorized to select a group of financial institutions (the “Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2. During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of 0.60% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3. FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Classes’ expenses exceed such lower expenses limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4. FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5. FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated March 1, 1994, between Money Market Obligations Trust and Federated Securities Corp., Money Market Obligations Trust executes and delivers this Exhibit on behalf of the Fund, and with respect to the classes of shares, first set forth in this Exhibit.

Witness the due execution hereof this 1stday of June, 2015.

.

MONEY MARKET OBLIGATIONS TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Thomas E. Territ

Name: Thomas E. Territ

Title: President

Exhibit II

to the

Distributor’s Contract

Money Market Obligations Trust

Federated Trust for U.S. Treasury Obligations

Cash II Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated the 1st day of March, 1994, between Money Market Obligations Trust and Federated Securities Corp. with respect to the Shares of the Fund set forth above.

1. The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Classes (the “Shares”). Pursuant to this appointment, FSC is authorized to select a group of financial institutions (the “Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2. During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of 0.35% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3. FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Classes’ expenses exceed such lower expenses limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4. FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5. FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated March 1, 1994, between Money Market Obligations Trust and Federated Securities Corp., Money Market Obligations Trust executes and delivers this Exhibit on behalf of the Fund, and with respect to the classes of shares, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of June, 2015.

.

MONEY MARKET OBLIGATIONS TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Thomas E. Territ

Name: Thomas E. Territ

Title: President

Exhibit JJ

to the

Distributor’s Contract

Money Market Obligations Trust

Federated Prime Cash Obligations Fund
Automated Shares

In consideration of the mutual covenants set forth in the Distributor’s Contract dated March 1, 1994, between Money Market Obligations Trust and Federated Securities Corp., Money Market Obligations Trust executes and delivers this Exhibit on behalf of the Fund, and with respect to the class of Shares of the Fund, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of June, 2015.

MONEY MARKET OBLIGATIONS TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Thomas E. Territ

Name: Thomas E. Territ

Title: President

Exhibit KK

to the

Distributor’s Contract

Money Market Obligations Trust

Federated Prime Cash Obligations Fund

Trust Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated the 1st day of March, 1994, between Money Market Obligations Trust and Federated Securities Corp. with respect to the Shares of the Fund set forth above.

1. The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Classes (the “Shares”). Pursuant to this appointment, FSC is authorized to select a group of financial institutions (the “Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2. During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of 0.25% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3. FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Classes’ expenses exceed such lower expenses limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4. FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5. FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated March 1, 1994, between Money Market Obligations Trust and Federated Securities Corp., Money Market Obligations Trust executes and delivers this Exhibit on behalf of the Fund, and with respect to the classes of shares, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of June, 2015.

.

MONEY MARKET OBLIGATIONS TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Thomas E. Territ

Name: Thomas E. Territ

Title: President

Exhibit LL

to the

Distributor’s Contract

Money Market Obligations Trust

Federated Prime Cash Obligations Fund

Cash II Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated the 1st day of March, 1994, between Money Market Obligations Trust and Federated Securities Corp. with respect to the Shares of the Fund set forth above.

1. The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Classes (the “Shares”). Pursuant to this appointment, FSC is authorized to select a group of financial institutions (the “Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2. During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of 0.35% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3. FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Classes’ expenses exceed such lower expenses limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4. FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5. FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated March 1, 1994, between Money Market Obligations Trust and Federated Securities Corp., Money Market Obligations Trust executes and delivers this Exhibit on behalf of the Fund, and with respect to the classes of shares, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of June, 2015.

.

MONEY MARKET OBLIGATIONS TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Thomas E. Territ

Name: Thomas E. Territ

Title: President

Exhibit MM

to the

Distributor’s Contract

Money Market Obligations Trust

Federated Prime Cash Obligations Fund

Cash Series Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated the 1st day of March, 1994, between Money Market Obligations Trust and Federated Securities Corp. with respect to the Shares of the Fund set forth above.

1. The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Classes (the “Shares”). Pursuant to this appointment, FSC is authorized to select a group of financial institutions (the “Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2. During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of 0.60% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3. FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Classes’ expenses exceed such lower expenses limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4. FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5. FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated March 1, 1994, between Money Market Obligations Trust and Federated Securities Corp., Money Market Obligations Trust executes and delivers this Exhibit on behalf of the Fund, and with respect to the classes of shares, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of June, 2015.

.

MONEY MARKET OBLIGATIONS TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Thomas E. Territ

Name: Thomas E. Territ

Title: President

Exhibit NN

to the

Distributor’s Contract

Money Market Obligations Trust

Federated Prime Cash Obligations Fund

Class R Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated the 1st day of March, 1994, between Money Market Obligations Trust and Federated Securities Corp. with respect to the Shares of the Fund set forth above.

1. The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Classes (the “Shares”). Pursuant to this appointment, FSC is authorized to select a group of financial institutions (the “Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2. During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of 0.50% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3. FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Classes’ expenses exceed such lower expenses limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4. FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5. FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated March 1, 1994, between Money Market Obligations Trust and Federated Securities Corp., Money Market Obligations Trust executes and delivers this Exhibit on behalf of the Fund, and with respect to the classes of shares, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of June, 2015.

.

MONEY MARKET OBLIGATIONS TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Thomas E. Territ

Name: Thomas E. Territ

Title: President

Exhibit OO

to the

Distributor’s Contract

Money Market Obligations Trust

Federated Government Obligations Fund

Cash Series Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated the 1st day of March, 1994, between Money Market Obligations Trust and Federated Securities Corp. with respect to the Shares of the Fund set forth above.

1. The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Classes (the “Shares”). Pursuant to this appointment, FSC is authorized to select a group of financial institutions (the “Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2. During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of 0.60% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3. FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Classes’ expenses exceed such lower expenses limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4. FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5. FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated March 1, 1994, between Money Market Obligations Trust and Federated Securities Corp., Money Market Obligations Trust executes and delivers this Exhibit on behalf of the Fund, and with respect to the classes of shares, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of June, 2015.

.

MONEY MARKET OBLIGATIONS TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Thomas E. Territ

Name: Thomas E. Territ

Title: President

Exhibit PP

to the

Distributor’s Contract

Money Market Obligations Trust

Federated Government Obligations Fund

Cash II Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated the 1st day of March, 1994, between Money Market Obligations Trust and Federated Securities Corp. with respect to the Shares of the Fund set forth above.

1. The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Classes (the “Shares”). Pursuant to this appointment, FSC is authorized to select a group of financial institutions (the “Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2. During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of 0.35% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3. FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Classes’ expenses exceed such lower expenses limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4. FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5. FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated March 1, 1994, between Money Market Obligations Trust and Federated Securities Corp., Money Market Obligations Trust executes and delivers this Exhibit on behalf of the Fund, and with respect to the classes of shares, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of June, 2015.

.

MONEY MARKET OBLIGATIONS TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Thomas E. Territ

Name: Thomas E. Territ

Title: President

Exhibit QQ

to the

Distributor’s Contract

Money Market Obligations Trust

Federated Municipal Obligations Fund

Cash II Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated the 1st day of March, 1994, between Money Market Obligations Trust and Federated Securities Corp. with respect to the Shares of the Fund set forth above.

1. The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Classes (the “Shares”). Pursuant to this appointment, FSC is authorized to select a group of financial institutions (the “Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2. During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of 0.35% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3. FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Classes’ expenses exceed such lower expenses limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4. FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5. FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated March 1, 1994, between Money Market Obligations Trust and Federated Securities Corp., Money Market Obligations Trust executes and delivers this Exhibit on behalf of the Fund, and with respect to the classes of shares, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of June, 2015.

.

MONEY MARKET OBLIGATIONS TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Thomas E. Territ

Name: Thomas E. Territ

Title: President

Exhibit RR

to the

Distributor’s Contract

Money Market Obligations Trust

Federated Municipal Obligations Fund

Cash Series Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated the 1st day of March, 1994, between Money Market Obligations Trust and Federated Securities Corp. with respect to the Shares of the Fund set forth above.

1. The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Classes (the “Shares”). Pursuant to this appointment, FSC is authorized to select a group of financial institutions (the “Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2. During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of 0.60% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3. FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Classes’ expenses exceed such lower expenses limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4. FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5. FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated March 1, 1994, between Money Market Obligations Trust and Federated Securities Corp., Money Market Obligations Trust executes and delivers this Exhibit on behalf of the Fund, and with respect to the classes of shares, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of June, 2015.

.

MONEY MARKET OBLIGATIONS TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Thomas E. Territ

Name: Thomas E. Territ

Title: President

Exhibit SS

to the

Distributor’s Contract

Money Market Obligations Trust

Federated Municipal Obligations Fund

Trust Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated the 1st day of March, 1994, between Money Market Obligations Trust and Federated Securities Corp. with respect to the Shares of the Fund set forth above.

1. The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Classes (the “Shares”). Pursuant to this appointment, FSC is authorized to select a group of financial institutions (the “Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2. During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of 0.25% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3. FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Classes’ expenses exceed such lower expenses limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4. FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5. FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated March 1, 1994, between Money Market Obligations Trust and Federated Securities Corp., Money Market Obligations Trust executes and delivers this Exhibit on behalf of the Fund, and with respect to the classes of shares, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of June, 2015.

.

MONEY MARKET OBLIGATIONS TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Thomas E. Territ

Name: Thomas E. Territ

Title: President

Exhibit TT

to the

Distributor’s Contract

Money Market Obligations Trust

Federated Municipal Obligations Fund

Investment Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated the 1st day of March, 1994, between Money Market Obligations Trust and Federated Securities Corp. with respect to the Shares of the Fund set forth above.

1. The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Classes (the “Shares”). Pursuant to this appointment, FSC is authorized to select a group of financial institutions (the “Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2. During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of 0.25% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3. FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Classes’ expenses exceed such lower expenses limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4. FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5. FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated March 1, 1994, between Money Market Obligations Trust and Federated Securities Corp., Money Market Obligations Trust executes and delivers this Exhibit on behalf of the Fund, and with respect to the classes of shares, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of June, 2015.

.

MONEY MARKET OBLIGATIONS TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Thomas E. Territ

Name: Thomas E. Territ

Title: President

Exhibit UU

to the

Distributor’s Contract

Money Market Obligations Trust

Federated California Municipal Cash Trust

Investment Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated the 1st day of March, 1994, between Money Market Obligations Trust and Federated Securities Corp. with respect to the Shares of the Fund set forth above.

1. The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Classes (the “Shares”). Pursuant to this appointment, FSC is authorized to select a group of financial institutions (the “Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2. During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of 0.25% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3. FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Classes’ expenses exceed such lower expenses limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4. FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5. FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated March 1, 1994, between Money Market Obligations Trust and Federated Securities Corp., Money Market Obligations Trust executes and delivers this Exhibit on behalf of the Fund, and with respect to the classes of shares, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of June, 2015.

.

MONEY MARKET OBLIGATIONS TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Thomas E. Territ

Name: Thomas E. Territ

Title: President

Exhibit VV

to the

Distributor’s Contract

Money Market Obligations Trust

Federated Government Reserves Fund

Class A Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated the 1st day of March, 1994, between Money Market Obligations Trust and Federated Securities Corp. with respect to the Shares of the Fund set forth above.

1. The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Classes (the “Shares”). Pursuant to this appointment, FSC is authorized to select a group of financial institutions (the “Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2. During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of 0.45% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3. FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Classes’ expenses exceed such lower expenses limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4. FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5. FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated March 1, 1994, between Money Market Obligations Trust and Federated Securities Corp., Money Market Obligations Trust executes and delivers this Exhibit on behalf of the Fund, and with respect to the classes of shares, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of June, 2015.

.

MONEY MARKET OBLIGATIONS TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Thomas E. Territ

Name: Thomas E. Territ

Title: President

Exhibit WW

to the

Distributor’s Contract

Money Market Obligations Trust

Federated Government Reserves Fund

Class C Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated the 1st day of March, 1994, between Money Market Obligations Trust and Federated Securities Corp. with respect to the Shares of the Fund set forth above.

1. The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Classes (the “Shares”). Pursuant to this appointment, FSC is authorized to select a group of financial institutions (the “Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2. During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of 0.75% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3. FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Classes’ expenses exceed such lower expenses limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4. FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5. FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated March 1, 1994, between Money Market Obligations Trust and Federated Securities Corp., Money Market Obligations Trust executes and delivers this Exhibit on behalf of the Fund, and with respect to the classes of shares, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of June, 2015.

.

MONEY MARKET OBLIGATIONS TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Thomas E. Territ

Name: Thomas E. Territ

Title: President

Exhibit XX

to the

Distributor’s Contract

Money Market Obligations Trust

Federated Government Reserves Fund

Class F Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated the 1st day of March, 1994, between Money Market Obligations Trust and Federated Securities Corp. with respect to the Shares of the Fund set forth above.

1. The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Classes (the “Shares”). Pursuant to this appointment, FSC is authorized to select a group of financial institutions (the “Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2. During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of 0.45% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3. FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Classes’ expenses exceed such lower expenses limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4. FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5. FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated March 1, 1994, between Money Market Obligations Trust and Federated Securities Corp., Money Market Obligations Trust executes and delivers this Exhibit on behalf of the Fund, and with respect to the classes of shares, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of June, 2015.

.

MONEY MARKET OBLIGATIONS TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Thomas E. Territ

Name: Thomas E. Territ

Title: President

Exhibit YY

to the

Distributor’s Contract

Money Market Obligations Trust

Federated Government Obligations Tax-Managed Fund
Automated Shares

In consideration of the mutual covenants set forth in the Distributor’s Contract dated March 1, 1994, between Money Market Obligations Trust and Federated Securities Corp., Money Market Obligations Trust executes and delivers this Exhibit on behalf of the Fund, and with respect to the class of Shares of the Fund, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of June, 2015.

MONEY MARKET OBLIGATIONS TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Thomas E. Territ

Name: Thomas E. Territ

Title: President